                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     Sunshine Mining and Refining Company
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                                IMPORTANT NOTICE

                      SUNSHINE MINING AND REFINING COMPANY

                        SPECIAL MEETING OF STOCKHOLDERS

         The Special Meeting of Stockholders to consider the Plan to eliminate the company's issue of Preferred Stock has been adjourned to April 30, 1996.
To date 79.4 million shares have been voted in Favor of the transaction, and only 6.6 million shares have been voted Against. However, less than a majority of the outstanding shares have voted. A majority of the outstanding shares is required to approved the transaction.

If you have not returned your ballot, please do so now. We urge you to vote FOR the transaction.

                            YOUR VOTE IS IMPORTANT!!

             FOR INFORMATION,  PLEASE CALL THE INFORMATION AGENT AT

                                 (800) 747-2967

IF VOTING BY MAIL, PLEASE ALLOW AMPLE TIME (AT LEAST FIVE DAYS) FOR YOUR PROXY
                  TO BE RECEIVED AND VOTED AT THE MEETING.

                                IMPORTANT NOTICE
                      SUNSHINE MINING AND REFINING COMPANY

                        SPECIAL MEETING OF STOCKHOLDERS

         The Special Meeting of Stockholders to consider the Plan to eliminate the company's issue of Preferred Stock has been adjourned to April 30, 1996.
To date 79.4 million shares have been voted in Favor of the transaction, and only 6.6 million shares have been voted Against. However, less than a majority of the outstanding shares have voted. A majority of the outstanding shares is required to approved the transaction.

If you have not already voted, we urge you to do so at this time and to vote FOR the transaction.

                           YOUR VOTE IS  IMPORTANT!!

                           YOU MAY VOTE BY FACSIMILE:

                        (214) 999-9323 OR (214) 999-9348

 IF VOTING BY MAIL, PLEASE ALLOW AMPLE TIME FOR YOUR PROXY TO BE RECEIVED AND
                             VOTED AT THE MEETING.
   FOR ADDITIONAL INFORMATION OR PROXY MATERIALS, PLEASE CALL: (800) 747-2967